UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10491
                                                     ---------------------

                         Nuveen Real Estate Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT JUNE 30, 2004

Nuveen Investments
Closed-End
Exchange-Traded
Funds

                                                  NUVEEN REAL ESTATE INCOME FUND
                                                                             JRS

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

HIGH CURRENT INCOME FROM A PORTFOLIO OF COMMERCIAL REAL ESTATE INVESTMENTS


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that over the first six months of 2004 your Fund continued to provide you with an attractive monthly distribution and diversified exposure to the real estate investment marketplace.

In addition to providing regular monthly income, we believe that a real estate oriented investment like your Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the value of the Fund's holdings may move differently than the prices of other common stocks, bonds or mutual funds you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.


WE BELIEVE THAT A REAL ESTATE ORIENTED INVESTMENT LIKE YOUR FUND ALSO MAY OFFER OPPORTUNITIES TO REDUCE THE RISK OF YOUR OVERALL INVESTMENT PORTFOLIO.


I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 16, 2004

Nuveen Real Estate Income Fund
(JRS)

Portfolio Managers'
        PERSPECTIVE


The Nuveen Real Estate Income Fund's portfolio is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a part of JPMorgan Fleming Asset Management. Tony Manno and Ken Statz, who each have more than 21 years' experience in managing real estate investments, lead the team. Here they review the economic environment and performance of the Fund.

WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2004?
Entering this calendar year, a prolonged period of economic weakness had left many commercial real estate operating markets and property sectors around the United States under significant stress. Especially affected were those sectors for which business and job creation play a key role in creating and sustaining marginal demand--apartment buildings, office buildings and hotels. In contrast, malls and smaller shopping centers, which tend to be more influenced by consumer behavior, continued to experience healthy operating fundamentals.

During the first half of 2004, U.S. economic activity, especially as it relates to job creation, improved markedly. New jobs began to emerge with consistency, and even accelerated through the period, raising the possibility that, from an operating perspective, a new cycle may be beginning for the hardest hit real estate property types. With new supply additions having remained largely in balance during the downturn, increases in demand may ultimately lead to higher occupancy levels and potentially increased cash flow and dividend coverage for many real estate operating companies.

Accompanying the operating inflection point reached this period was a shift in interest rate expectations--one that we believe had a dramatic affect on shorter-term-focused real estate securities investors. Unusually high volatility and trading volumes for real estate securities prevailed in the period, with significant dispersion of performance among property and security types.

GIVEN THESE CONDITIONS, WHAT GENERAL STRATEGIES AND SPECIFIC TACTICS DID YOU EMPLOY TO MANAGE THE FUND OVER THIS SIX-MONTH PERIOD?
During the reporting period, we continued to focus on those securities that we believed were best positioned to generate sustainable income and potential price appreciation. In managing the portfolio, we sought to maintain significant diversification while taking into account company credit quality issues, sector and geographic exposure and security-type allocations. Every decision was based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security.

The ability to shift allocations between preferred and common stocks based on the relative attractiveness of these two distinct markets was an important tactic in managing JRS for income and long-term capital appreciation. As the potential for increasing interest rates developed over the period, our research indicated that the greatest relative valuation risk was among many relatively higher yielding common stocks for which prices appeared excessive. As a result, we kept the portfolio's significant (30%+) allocation to preferred securities relatively stable and endeavored to tilt the common stock allocation toward the property sectors and companies exhibiting the most reasonable valuations, as well as the potential to benefit from an improving economy.

WHAT RESULTS DID YOU ACHIEVE OVER THE SIX-MONTH PERIOD?
Fund performance results, as well as the performance of a relevant benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended June 30, 2004
(cumulative)

                                    6-MONTH          1-YEAR
-----------------------------------------------------------
JRS                                  3.92%           24.63%
-----------------------------------------------------------
Dow Jones Wilshire                   6.96%           29.21%
Real Estate Securities
Index1
-----------------------------------------------------------

Past performance is not predictive of future results.

For more information, see the Performance Overview page.

For the six months ended June 30, 2004, the Fund produced a total return of 3.92%, compared with 6.96% for the Dow Jones Wilshire Index. Many of the largest contributors to the Fund's underperformance relative to the index over the six-month reporting period were the same securities that had, over a longer term, been the Fund's best performers. In our view, these securities continued to exhibit strong dividend coverage and long-term appreciation potential.

Beginning in 2003, we have been gradually and selectively shifting the portfolio's property type weightings from a largely defensive posture to one that better positions it with respect to a growing economy, at all times remaining highly focused on the current income objectives of the Fund. Though we began the shift in 2003, from the beginning of this reporting period to June 30 it resulted in an increase in allocation toward more


1 The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of publicly-traded REITs and other real estate operating companies.

cyclically sensitive apartment companies (from 17.3% of the portfolio to 18.9%), and a decrease in allocation to the more defensive shopping center sector (from 12.3% to 11.0%).

Returns by property sector in the second quarter of 2004 began to bear out the integrity of this research based theme, with apartment companies substantially outperforming the rest of the real estate securities universe, while shopping center companies underperformed (all according to the Dow Jones Wilshire Real Estate Securities Index). Alternatively, while our research indicated near-term full valuations for healthcare real estate companies, given their relatively high and well covered dividends, and the high priority current income takes in the objectives of the Fund, we maintained positions in this defensive oriented sector. On a total return basis, these companies were among the largest contributors to the portfolio's recent underperformance.

It is important to note that while JRS has an active program of investing in preferred stocks, these are not included in the Dow Jones Wilshire index. As noted, we maintained a sizeable position of preferred stocks in the Fund's portfolio over this six-month reporting period. While we believed it helped the Fund's overall risk profile, it did create a drag on performance when compared with an all common stock portfolio like the index.

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(R). This provides a degree of financial leverage that can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This is one reason why, over the six-month reporting period, the Fund continued to provide a stable monthly distribution of $0.115 per share. The Fund seeks to maintain a stable monthly distribution level. The Fund's Board of Trustees has approved a policy that if, for any monthly distribution, the Fund's net investment income and net realized capital gains applicable to common shares are less than the amount of the distribution, the difference may be drawn from the Fund's assets. The final determination of the source of all distributions for the year will be made after the end of the year.

As of June 30, 2004, the Fund was trading at a -9.56% discount to its net asset value, compared with an average discount of about -6.5% for the entire six-month period.

Nuveen Real Estate Income Fund
JRS

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $16.83
------------------------------------
Common Share Net Asset Value  $18.61
------------------------------------
Premium/(Discount) to NAV     -9.56%
------------------------------------
Net Assets Attributable to
Common Shares ($000)        $523,521
------------------------------------

TOP FIVE COMMON STOCK ISSUERS
(as a % of total investments)
------------------------------------
Mack-Cali Realty Corporation    8.0%
------------------------------------
The Macerich Company            7.2%
------------------------------------
Arden Realty, Inc.              5.9%
------------------------------------
HRPT Properties Trust           5.2%
------------------------------------
Nationwide Health
  Properties, Inc.              5.2%
------------------------------------

TOP FIVE PREFERRED STOCK ISSUERS
(as a % of total investments)
------------------------------------
Crescent Real Estate Equities
Company                         6.2%
------------------------------------
Apartment Investment &
Management Company              4.9%
------------------------------------
Home Properties, Inc.           3.8%
------------------------------------
Federal Realty Investment Trust 3.1%
------------------------------------
LaSalle Hotel Properties        2.3%
------------------------------------

TOP FIVE INDUSTRIES
(as a % of total investments)
------------------------------------
Office                         37.1%
------------------------------------
Apartments                     18.9%
------------------------------------
Regional Malls                 12.1%
------------------------------------
Shopping Centers               11.0%
------------------------------------
Healthcare                      9.8%
------------------------------------



AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
-------------------------------------
             ON SHARE PRICE    ON NAV
-------------------------------------
6-Month
(cumulative)       -6.59%       3.92%
-------------------------------------
1-Year              7.65%      24.63%
-------------------------------------
Since
Inception          13.43%      19.94%
-------------------------------------


Pie Chart:
PORTFOLIO HOLDINGS BY TYPE OF INVESTMENT
(as a % of total investments)
Common Stocks                            63.6%
Preferred Stocks                         36.3%
Short-Term Investments                    0.1%

Bar Chart:
2003-2004 MONTHLY DIVIDENDS PER SHARE
Jul                                      0.115
Aug                                      0.115
Sep                                      0.115
Oct                                      0.115
Nov                                      0.115
Dec                                      0.115
Jan                                      0.115
Feb                                      0.115
Mar                                      0.115
Apr                                      0.115
May                                      0.115
Jun                                      0.115

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        17.07
                              17.22
                              16.6
                              16.5
                              16.43
                              16.4
                              17
                              16.7
                              17.09
                              16.96
                              17.17
                              16.96
                              17.3
                              17.46
                              17.73
                              17.81
                              18.23
                              17.97
                              17.32
                              18
                              17.94
                              17.88
                              18.53
                              18.75
                              18.69
                              18.69
                              18.94
                              19.04
                              18.75
                              18.26
                              18.55
                              19.13
                              19.11
                              19.24
                              19.18
                              19.3
                              18
                              16.77
                              16.01
                              15.85
                              15.15
                              15.91
                              16.12
                              16.69
                              16.85
                              16.6
                              16.17
6/30/04                       16.55


Shareholder
       MEETING REPORT

The annual shareholder meeting was held on January 20, 2004, in Chicago at
Nuveen's headquarters.
                                                                                                           JRS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Common and
                                                                                    Preferred shares               Preferred shares
                                                                                     voting together                voting together
                                                                                          as a class                     as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William E. Bennett
     For                                                                                  27,207,639                             --
     Withhold                                                                                191,528                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Robert P. Bremner
     For                                                                                  27,210,174                             --
     Withhold                                                                                188,993                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Lawrence H. Brown
     For                                                                                  27,206,506                             --
     Withhold                                                                                192,661                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Jack B. Evans
     For                                                                                  27,221,621                             --
     Withhold                                                                                177,546                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Anne E. Impellizzeri*
     For                                                                                  27,186,544                             --
     Withhold                                                                                212,623                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
William L. Kissick*
     For                                                                                  27,190,186                             --
     Withhold                                                                                208,981                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Thomas E. Leafstrand*
     For                                                                                  27,196,038                             --
     Withhold                                                                                203,129                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Peter R. Sawers*
     For                                                                                  27,201,531                             --
     Withhold                                                                                197,636                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================

*Board Member retired effective June 30, 2004.

                                                                                                           JRS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Common and
                                                                                    Preferred shares               Preferred shares
                                                                                     voting together                voting together
                                                                                          as a class                     as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William J. Schneider
     For                                                                                           --                        6,606
     Withhold                                                                                      --                            3
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                         --                        6,609
====================================================================================================================================
Timothy R. Schwertfeger
     For                                                                                           --                        6,606
     Withhold                                                                                      --                            3
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                         --                        6,609
====================================================================================================================================
Judith M. Stockdale
     For                                                                                  27,203,704                             --
     Withhold                                                                                195,463                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
Sheila W. Wellington*
     For                                                                                  27,175,029                             --
     Withhold                                                                                224,138                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WAS REACHED AS FOLLOWS:
     For                                                                                  26,916,173                             --
     Against                                                                                 228,789                             --
     Abstain                                                                                 254,205                             --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                27,399,167                             --
====================================================================================================================================

*Board Member retired effective June 30, 2004.

                            Nuveen Real Estate Income Fund (JRS)
                            Portfolio of
                                    INVESTMENTS June 30, 2004 (Unaudited)
                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 84.6% (63.6% OF TOTAL INVESTMENTS)

                APARTMENTS - 13.4%

      526,300   Amli Residential Properties Trust                                                                    $   15,441,642

      870,000   Archstone-Smith Trust                                                                                    25,517,100

      516,400   Avalonbay Communities, Inc.                                                                              29,186,928


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.5%

    1,912,300   Nationwide Health Properties, Inc.                                                                       36,142,470

    1,740,300   Senior Housing Properties Trust                                                                          29,219,637


------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 0.9%

      492,564   Hersha Hospitality Trust                                                                                  4,866,532


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 3.6%

      517,100   First Industrial Realty Trust, Inc.                                                                      19,070,648


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 34.0%

    1,388,800   Arden Realty, Inc.                                                                                       40,844,608

    3,642,100   HRPT Properties Trust                                                                                    36,457,421

    1,351,500   Mack-Cali Realty Corporation                                                                             55,925,070

      348,100   Maguire Properties, Inc.                                                                                  8,622,437

    1,305,600   Reckson Associates Realty Corporation                                                                    35,851,776


------------------------------------------------------------------------------------------------------------------------------------
                REGIONAL MALLS - 13.0%

      807,600   Glimcher Realty Trust                                                                                    17,864,112

    1,044,100   The Macerich Company                                                                                     49,981,067


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTERS - 7.2%

      413,800   Federal Realty Investment Trust                                                                          17,209,942

      880,300   New Plan Excel Realty Trust                                                                              20,563,808
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $322,399,914)                                                                 442,765,198
                -------------------------------------------------------------------------------------------------------------------

                PREFERRED STOCKS - 48.2% (36.3% OF TOTAL INVESTMENTS)

                APARTMENTS - 11.7%

                Apartment Investment & Management Company:
       91,600    Series G, 9.375%                                                                                         2,372,440
       51,050    Series Q, 10.100%                                                                                        1,337,510
      803,500    Series R, 10.000%                                                                                       21,180,260
      380,000    Series U, 7.750%                                                                                         8,892,000

      945,000   Home Properties, Inc. - Series F, 9.000%                                                                 26,152,875

       51,300   United Dominion Realty Trust - Series B, 8.600%                                                           1,334,313


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED - 8.9%

                Crescent Real Estate Equities Company:
    1,031,300    Series A (Convertible), 6.750%                                                                          20,605,374
      850,000    Series B, 9.500%                                                                                        22,384,750

      150,000   Lexington Corporate Properties Trust - Series B, 8.050%                                                   3,769,500


                                       10

                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.6%

       32,558   Nationwide Health Properties, Inc. - Series A, 7.677%                                                $    3,142,866


------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 5.2%

      360,000   Boykin Lodging Company - Series A, 10.500%                                                                9,432,000

      592,000   LaSalle Hotel Properties - Series A, 10.250%                                                             15,850,800

       82,000   WestCoast Hospitality Corporation - Series A, 9.500%                                                      2,066,400


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 3.3%

      497,623   PS Business Parks, Inc. - Series F, 8.750%                                                               13,087,485

      162,300   Keystone Property Trust - Series E, 7.375%                                                                4,089,960


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 7.2%

      199,100   Alexandria Real Estate Equities, Inc. - Series B, 9.100%                                                  5,319,952

      160,000   Alexandria Real Estate Equities, Inc. - Series C, 8.375%                                                  4,055,008

      200,000   Corporate Office Properties Trust - Series G, 8.000%                                                      5,000,000

                Highwoods Properties, Inc.:
       12,141    Series A, 8.625%                                                                                           822,528
       33,600    Series B, 8.000%                                                                                        12,687,345

      406,000   Maguire Properties, Inc. - Series A, 7.625%                                                               9,804,900


------------------------------------------------------------------------------------------------------------------------------------
                REGIONAL MALLS - 3.2%

       87,000   CBL & Associates Properties, Inc. - Series B, 8.750%                                                      4,593,600

      113,000   Glimcher Realty Trust - Series F, 8.750%                                                                  2,858,900

                The Mills Corp.:
      115,200    Series C. 9.000%                                                                                         3,055,680
      213,000    Series E, 8.750%                                                                                         5,582,730

       24,500   Taubman Centers, Inc. - Series A, 8.300%                                                                    608,825


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTERS - 7.4%

                Developers Diversified Realty Corporation:
       86,200    Series F, 8.600%                                                                                        12,192,000
      480,000    Series G, 8.000%                                                                                         2,228,270

      808,000   Federal Realty Investment Trust - Series B, 8.500%                                                       21,371,600

      125,000   Saul Centers, Inc. - Series A, 8.000%                                                                     3,187,500


------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.7%

       76,900   Public Storage Inc. - Series A                                                                            2,007,859

                Shurgard Storage Centers, Inc.:
       30,000    Series C, 8.700%                                                                                           643,290
       24,600    Series D, 8.750%                                                                                           758,700
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks (cost $237,369,428)                                                              252,477,220
                --------------------------------------------------------------------------------------------------------------------


                                       11


                        Nuveen Real Estate Income Fund (JRS) (continued)
                              Portfolio of INVESTMENTS June 30, 2004 (Unaudited)
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (COST $1,061,000) - 0.2% (0.1% OF TOTAL INVESTMENTS)

$       1,061   State Street Bank Repurchase Agreement, 1.170%, dated 6/30/04, due 7/01/04,                          $    1,061,000
=============    repurchase price $1,061,034, collateralized by U.S. Treasury Bonds
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $560,830,342) - 133.0%                                                          696,303,418
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.1%)                                                                     (782,752)
                --------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (32.9%)                                     (172,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  523,520,666
                ====================================================================================================================

                    (1) All percentages in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.


                                 See accompanying notes to financial statements.


                        Statement of
                             ASSETS AND LIABILITIES June 30, 2004 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $560,830,342)                                                                       $696,303,418
Cash                                                                                                                            598
Receivables:
   Dividends                                                                                                              4,026,340
   Interest                                                                                                                      34
Other assets                                                                                                                 29,089
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      700,359,479
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Interest rate swaps, at value                                                                                              4,378,955
Accrued expenses:
   Management fees                                                                                                          334,074
   Other                                                                                                                    103,992
Taxable Auctioned Preferred share dividends payable                                                                          21,792
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   4,838,813
------------------------------------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                                                172,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $523,520,666
====================================================================================================================================
Common shares outstanding                                                                                                28,136,413
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      18.61
====================================================================================================================================



NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    281,364
Paid-in surplus                                                                                                         395,008,674
Undistributed (Over-distribution of) net investment income                                                               (5,802,808)
Accumulated net realized gain from investments and interest rate swap transactions                                        2,939,315
Net unrealized appreciation of investments and interest rate swap transactions                                          131,094,121
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $523,520,666
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   Taxable Auctioned Preferred                                                                                            Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.


                        Statement of
                              OPERATIONS Six Months Ended June 30, 2004 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                               $17,103,200
Interest                                                                                                                     33,818
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                  17,137,018
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           3,097,369
Taxable Auctioned Preferred shares - auction fees                                                                           214,411
Taxable Auctioned Preferred shares - dividend disbursing agent fees                                                          11,602
Shareholders' servicing agent fees and expenses                                                                               3,798
Custodian's fees and expenses                                                                                                62,180
Trustees' fees and expenses                                                                                                  12,312
Professional fees                                                                                                            30,675
Shareholders' reports - printing and mailing expenses                                                                        58,682
Stock exchange listing fees                                                                                                   1,281
Investor relations expense                                                                                                   42,321
Other expenses                                                                                                               12,927
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      3,547,558
   Custodian fee credit                                                                                                      (1,534)
   Expense reimbursement                                                                                                 (1,040,644)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              2,505,380
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    14,631,638
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                                                        4,958,741
Net realized gain (loss) from interest rate swap transactions                                                            (2,019,426)
Change in net unrealized appreciation of investments                                                                        954,726
Change in net unrealized appreciation (depreciation) of interest rate swap transactions                                   2,841,729
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                 6,735,770
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                                                               (1,008,591)
From accumulated net realized gains from investments                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to Taxable Auctioned Preferred shareholders        (1,008,591)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                  $20,358,817
====================================================================================================================================


                                 See accompanying notes to financial statements.


                        Statement of
                              CHANGES IN NET ASSETS (Unaudited)
                                                                                                     FOR THE PERIOD
                                                                                                           11/01/03
                                                                                   SIX MONTHS ENDED         THROUGH      YEAR ENDED
                                                                                            6/30/04        12/31/03        10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                  $ 14,631,638     $ 3,420,799    $ 24,030,692
Net realized gain from investments                                                        4,958,741       2,731,047      14,955,847
Net realized gain (loss) from interest rate swap transactions                            (2,019,426)             --              --
Change in net unrealized appreciation of investments                                        954,726      36,408,836     106,540,733
Change in net unrealized appreciation (depreciation) of interest
   rate swap transactions                                                                 2,841,729         (30,461)      1,684,638
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                                            (1,008,591)       (205,848)     (1,534,591)
   From accumulated net realized gains from investments                                          --        (137,777)       (666,002)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                   20,358,817      42,186,596     145,011,317
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                              (19,414,125)       (400,409)    (27,213,445)
From accumulated net realized gains from investments                                             --      (2,353,670)    (11,530,158)
Tax return of capital                                                                            --      (3,717,296)     (1,129,210)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                  (19,414,125)     (6,471,375)    (39,872,813)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to reinvestment
   of distributions                                                                              --          46,398         382,555
Taxable Auctioned Preferred shares offering costs                                                --              --           3,544
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from
   capital share transactions                                                                    --          46,398         386,099
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                      944,692      35,761,619     105,524,603
Net assets applicable to Common shares at the beginning of period                       522,575,974     486,814,355     381,289,752
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                            $523,520,666    $522,575,974    $486,814,355
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period        $ (5,802,808)   $    (11,730)   $ (2,826,809)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked price. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on an accrual basis (see Dividends and Distributions to Common Shareholders for REIT income recognition policy).

Income Taxes

The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions made by the Fund are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. The Fund's policy is to pass through to its shareholders, each month, substantially all REIT distributions it receives, together with other operating income less operating expenses. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2003, the character of distributions to the Fund from the REITs was 69.69% ordinary income, 12.66% long-term and short-term capital gains, and 17.65% return of REIT capital.

For the six months ended June 30, 2004, and the fiscal year ended October 31, 2003, the Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal period ended December 31, 2003, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the six months ended June 30, 2004, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements may reflect an over-distribution of net investment income that is at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Fund from the portfolio REITs, but none of the dividends paid by the Fund to shareholders from the portfolio REITs, during the six months ended June 30, 2004, were treated as something other than ordinary income.

During the fiscal year ended October 31, 2003, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities were held in the Fund's portfolio. Recharacterizations are reflected in the accompanying financial statements. For the fiscal period ended December 31, 2003, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

Commencing with the Fund's September 1, 2004 dividend declaration, payable October 1, 2004, the Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund will seek to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The final determination of the source of all distributions for the year will be made after the end of the year.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxable Auctioned Preferred Shares

The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, $25,000 stated value Taxable Auctioned Preferred shares. The dividend rate on each series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Interest Rate Swap Transactions

The Fund is authorized to enter into hedging transactions, including interest rate swap transactions. The Fund uses interest rate swaps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the swap. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of credit loss with respect to the swap counterparty on interest rate swaps is limited to the net amount of interest payments that the Fund is to receive. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the net payment obligations under any interest rate swap transactions. Interest rate swap positions are marked to market daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Due to recent clarification provided by the SEC to regulated investment companies, effective with the current reporting period, the Fund changed the way it presents net interest expense on interest rate swap transactions in the financial statements. As of January 1, 2004, net interest expense amounts paid are included in "Net realized gain (loss) from interest rate swap transactions". Net interest expense amounts accrued, but not yet paid, at June 30, 2004, are included in "Change in net unrealized appreciation (depreciation) of interest rate swap transactions". Prior to January 1, 2004, net interest expense was presented in "Expenses" and reported as "Net interest expense on interest rate swap transactions". The effect of this reclassification had no impact on the Fund's net assets applicable to Common shares or the tax liability of the Fund or its shareholders. For the six months ended June 30, 2004, this reclassification resulted in a $2,322,216 increase to net investment income, a $2,019,426 decrease to net realized gain (loss) from interest rate swap transactions and a $302,790 decrease to change in net unrealized appreciation (depreciation) of interest rate swap transactions.

At June 30, 2004, the Fund had open interest rate swap agreements as follows:

                                                                                  UNREALIZED
        NOTIONAL                                            TERMINATION         APPRECIATION
          AMOUNT        FIXED RATE        FLOATING RATE*           DATE        (DEPRECIATION)
---------------------------------------------------------------------------------------------
     $43,000,000            4.0225%              1.1500%        2/07/05          $  (618,837)
      43,000,000            4.8000               1.1500         2/06/07           (1,657,659)
      43,000,000            5.1900               1.1500         2/06/09           (2,102,459)
---------------------------------------------------------------------------------------------
                                                                                 $(4,378,955)
=============================================================================================

*Based on LIBOR (London Interbank Offered Rate)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of Common share offering costs ($843,000) were recorded as a reduction of the proceeds from the sale of the Common shares.

Costs incurred by the Fund in connection with its offering of Taxable Auctioned Preferred shares ($2,013,664) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual amounts may differ from those estimates.

2. FUND SHARES

There were no share transactions during the six months ended June 30, 2004.

During the two months ended December 31, 2003, 2,658 Common shares were issued to shareholders due to reinvestment of distributions.

During the fiscal year ended October 31, 2003, 24,199 Common shares were issued to shareholders due to reinvestment of distributions.

3. SECURITIES TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the six months ended June 30, 2004, aggregated $45,755,176 and $41,035,743, respectively.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and in recognizing certain gains and losses on security transactions.

At June 30, 2004, the cost of investments was $560,830,342.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2004, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $136,503,509
   Depreciation                                                      (1,030,433)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                         $135,473,076
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2003, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended December 31, 2003 and October 31, 2003, was designated for purposes of the dividends paid deduction as follows:

FOR THE TWO MONTHS ENDED
DECEMBER 31, 2003
--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $3,904,970
Distributions from net long-term capital gains                         2,435,010
Tax return of capital                                                  3,717,296
================================================================================


FISCAL YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $33,787,266
Distributions from net long-term capital gains                         7,156,788
Tax return of capital                                                  1,129,210
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the Fund's average daily managed assets. "Managed assets" means the average daily net assets of the Fund including assets attributable to Taxable Auctioned Preferred shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                      MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates (approximately .004%) at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rates at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
NOVEMBER 30,                                  NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                       .30%                   2007                     .25%
2002                        .30                    2008                     .20
2003                        .30                    2009                     .15
2004                        .30                    2010                     .10
2005                        .30                    2011                     .05
2006                        .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Subadvisor Acquisition

On November 24, 2003, Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation acquired Security Capital. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new subadvisory agreement with Security Capital. At the Fund's annual shareholder meeting on January 20, 2004, shareholders approved the new sub-advisory agreement.

On July 1, 2004, Bank One Corporation was merged with JPMorgan Chase & Co. As a result of the merger, Security Capital became part of JPMorgan Fleming Asset Management. JPMorgan Fleming Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include JPMorgan Investment Management Inc. and its affiliates, including, without limitation, Banc One Investment Advisors Corporation, Banc One High Yield Partners, LLC, Security Capital Research & Management Incorporated, and JPMorgan Alternative Asset Management, Inc. As the merger was not deemed to cause a change in control of the Fund's Sub-Adviser, shareholder approval of a new sub-advisory agreement was not necessary.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a distribution of $.1150 per Common share which was paid on August 2, 2004, to shareholders of record on July 15, 2004.

Financial
        HIGHLIGHTS (Unaudited)

                        Financial
                               HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations
                                   --------------------------------------------------------------------
                                                                Distributions   Distributions
                                                                     from Net            from
                                                                   Investment         Capital
                                                                    Income to        Gains to
                      Beginning                          Net          Taxable         Taxable
                         Common                    Realized/        Auctioned       Auctioned
                          Share           Net     Unrealized        Preferred       Preferred
                      Net Asset    Investment     Investment           Share-          Share-
                          Value      Income(a)    Gain (Loss)         holders+        holders+    Total
=======================================================================================================
 1/01/04- 6/30/04(b)     $18.57         $ .52          $ .25            $(.04)           $ --     $ .73
11/01/03-12/31/03         17.30           .12           1.38             (.01)             --      1.49
11/01/02-10/31/03         13.56           .85           4.38             (.05)           (.02)     5.16
11/15/01-10/31/02         14.33          1.02           (.46)            (.07)           (.02)      .47
=======================================================================================================
                                    Less Distributions                                                             Total Returns
                     ---------------------------------------------                                            ----------------------
                                                                         Offering
                                                                        Costs and
                            Net                                           Taxable                                            Based
                     Investment     Capital                             Auctioned         Ending                                on
                      Income to    Gains to         Tax                 Preferred         Common               Based        Common
                         Common      Common      Return                     Share          Share    Ending        on     Share Net
                         Share-      Share-          of              Underwriting      Net Asset    Market    Market         Asset
                        holders     holders     Capital     Total       Discounts          Value     Value     Value**       Value**
====================================================================================================================================
 1/01/04- 6/30/04(b)      $(.69)      $  --        $ --    $ (.69)          $  --         $18.61    $16.83     (6.59)%        3.92%
11/01/03-12/31/03          (.01)       (.08)       (.13)     (.22)             --          18.57     18.73      6.49          8.69
11/01/02-10/31/03          (.97)       (.41)       (.04)    (1.42)             --          17.30     17.81     35.40         39.80
11/15/01-10/31/02          (.89)       (.25)         --     (1.14)           (.10)         13.56     14.40      3.30          2.09
====================================================================================================================================
                                                             Ratios/Supplemental Data
                        -----------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement     After Credit/Reimbursement***
                                          ------------------------------    -----------------------------
                                                          Ratio of Net                     Ratio of Net
                                            Ratio of        Investment        Ratio of       Investment
                             Ending         Expenses         Income to        Expenses        Income to
                                Net       to Average           Average      to Average          Average
                             Assets       Net Assets        Net Assets      Net Assets       Net Assets
                         Applicable       Applicable        Applicable      Applicable       Applicable      Portfolio
                          to Common        to Common         to Common       to Common        to Common       Turnover
                        Shares (000)          Shares++          Shares++        Shares++         Shares++         Rate
=======================================================================================================================
 1/01/04- 6/30/04(b)       $523,521             1.35%*            5.19%*           .96%*           5.59%*            6%
11/01/03-12/31/03           522,576             2.31*             4.07*           1.91*            4.47*             2
11/01/02-10/31/03           486,814             2.51              5.17            2.09             5.59             26
11/15/01-10/31/02           381,290             2.12*             6.71*           1.72*            7.11*            37
=======================================================================================================================
                              Cumulative Taxable Auctioned
                               Preferred at End of Period
                        ---------------------------------------
                          Aggregate     Liquidation
                             Amount      and Market       Asset
                        Outstanding           Value    Coverage
                               (000)      Per Share   Per Share
================================================================
 1/01/04- 6/30/04(b)       $172,000         $25,000    $101,093
11/01/03-12/31/03           172,000          25,000     100,956
11/01/02-10/31/03           172,000          25,000      95,758
11/15/01-10/31/02           172,000          25,000      80,420
================================================================

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) As discussed in the accompanying notes to financial statements, as of January 1, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification for the six months ended June 30, 2004, was to increase Net Investment Income by $0.08 per share with a corresponding decrease in Net Realized/Unrealized Investment Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.89%* with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares. Each Ratio of Expenses to Average Net Assets Applicable to Common Shares for the periods prior to December 31, 2003 and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares for the periods prior to December 31, 2003 included the effect of the net interest expense paid on interest rate swap transactions as follows:
11/01/03 - 12/31/03      .91*
11/01/02 - 10/31/03     1.03
11/15/01 - 10/31/02      .68*


                                 See accompanying notes to financial statements.

                                  24-25 SPREAD

Reinvest Automatically
       EASILY AND CONVENIENTLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

..CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.


GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

NET ASSET VALUE (NAV): A Fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended June 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   www.nuveen.com/etf

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments

                                                                     ESA-A-0604D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The registrant's audit committee, as of the end of the reporting period, June 30, 2004, was comprised of the following individuals: Robert P. Bremner; Jack B. Evans; and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Real Estate Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: September 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: September 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.